UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 10, 2015

Sajan, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51560	41-1881957
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 Whitetail Blvd., River Falls, Wisconsin		54022

(Address of principal executive offices)		(Zip Code)

(715) 426-9505

(Registrant’s telephone number, including area code)

Not Applicable

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

Effective April 10, 2015, the Audit Committee of the Board of Directors of Sajan, Inc. (the “Company”) approved the dismissal of Baker Tilly Virchow Krause LLP (“Baker Tilly”) as the Company’s independent registered public accounting firm, and engaged Grant Thornton LLP (“Grant Thornton”) as its independent registered public accounting firm effective the same date.

Baker Tilly’s audit reports on the consolidated financial statements of the Company and subsidiaries as of December 31, 2014 and 2013 and for each of the years in the two year period ended December 31, 2014 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2013 and 2014 and the subsequent interim period through April 10, 2015, there were no disagreements with Baker Tilly on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Baker Tilly, would have caused Baker Tilly to make reference to the subject matter of the disagreement(s) in connection with its reports. Also, during the same period there were no “reportable events” as defined in Regulation S-K, Item 304(a)(1)(v).

Baker Tilly was provided a copy of the above disclosures and has furnished the Company with a letter addressed to the Securities and Exchange Commission stating that it agrees with these statements. A copy of the letter from Baker Tilly, dated April 14, 2015, is attached hereto as Exhibit 16.1.

During the fiscal years ended December 31, 2013 and December 31, 2014 and the subsequent interim period through April 10, 2015, the Company did not consult with Grant Thornton regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Grant Thornton concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement or a reportable event as those terms are defined in Item 304 of Regulation S-K and the related instructions.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

16.1	Letter from Baker Tilly Virchow Krause, LLP regarding change in independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAJAN, INC.

By: /s/ Thomas P. Skiba
Thomas P. Skiba, Chief Financial Officer

Date: April 14, 2015

SAJAN, INC.

FORM 8-K CURRENT REPORT

INDEX TO EXHIBITS

Exhibit No.	Description

16.1	Letter from Baker Tilly Virchow Krause, LLP regarding change in independent registered public accounting firm.